Exhibit 99.5

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                      1ST QTR       2ND QTR        3RD QTR        4TH QTR     TOTAL YEAR
                                                          -------       -------        -------        -------     ----------
      EARNINGS CONTRIBUTION
        BY SUBSIDIARY ($ MILLIONS)

 1        Arizona Public Service                         $     33      $     96      $      124      $     54      $    307
 2        Pinnacle West Energy                                 --            (1)             --            (1)           (2)
 3        APS Energy Services                                  (2)           (2)             --            (9)          (13)
 4        SunCor                                                5             1               2             3            11
 5        El Dorado                                            19            (3)             (9)           (5)            2
 6        Parent Company                                       (1)           (1)             (1)           --            (3)
                                                         --------      --------      ----------      --------      --------

 7          Income Before Accounting Change                    54            90             116            42           302

 8        Cumulative Effect of Change in Accounting -
            Net of Tax                                         --            --              --            --            --
                                                         --------      --------      ----------      --------      --------

 9          Net Income                                   $     54      $     90      $      116      $     42      $    302
                                                         ========      ========      ==========      ========      ========

      EARNINGS PER SHARE
        BY SUBSIDIARY - DILUTED

10        Arizona Public Service                         $   0.39      $   1.13      $     1.46      $   0.63      $   3.61
11        Pinnacle West Energy                                 --         (0.01)          (0.01)        (0.01)        (0.03)
12        APS Energy Services                               (0.02)        (0.03)             --         (0.11)        (0.16)
13        SunCor                                             0.06          0.01            0.03          0.04          0.14
14        El Dorado                                          0.22         (0.04)          (0.10)        (0.06)         0.02
15        Parent Company                                    (0.01)           --           (0.01)           --         (0.02)
                                                         --------      --------      ----------      --------      --------

16          Income Before Accounting Change                  0.64          1.06            1.37          0.49          3.56

17        Cumulative Effect of Change in Accounting -
            Net of Tax                                         --            --              --            --            --
                                                         --------      --------      ----------      --------      --------

18          Net Income                                   $   0.64      $   1.06      $     1.37      $   0.49      $   3.56
                                                         ========      ========      ==========      ========      ========

19    BOOK VALUE PER SHARE                               $  26.29      $  27.00      $    28.01      $  28.09      $  28.09

      COMMON SHARES OUTSTANDING -
        DILUTED (THOUSANDS)
20        Average                                          84,834        84,891          85,012        85,015        84,935
21        End of Period                                    84,723        84,727          84,779        84,715        84,715

See Glossary of Terms.                                               Page 1 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                               1ST QTR       2ND QTR      3RD QTR       4TH QTR     TOTAL YEAR
                                                                  --------      --------     --------      --------     ----------
      ELECTRIC OPERATING REVENUES
        (DOLLARS IN  MILLIONS)
      Retail
 22     Residential                                               $    157      $    228     $    324      $    172      $    881
 23     Business                                                       196           253          275           211           935
                                                                  --------      --------     --------      --------      --------
 24       Total retail                                                 353           481          599           383         1,816
                                                                  --------      --------     --------      --------      --------
      Wholesale revenue on delivered electricity
 25     Traditional contracts                                           12            18           75            16           121
 26     Retail load hedge management                                     7            36          472            46           561
        Marketing and trading -- delivered
 27       Generation sales other than native load                        9            13           14            80           116
 28       Realized margin on electricity trading                         3            11           32            10            56
 29       Other delivered electricity (a)                               22            55           59           106           242
                                                                  --------      --------     --------      --------      --------
 30       Total delivered marketing and trading                         34            79          105           196           414
                                                                  --------      --------     --------      --------      --------
 31     Total delivered wholesale electricity                           53           133          652           258         1,096
                                                                  --------      --------     --------      --------      --------
      Other marketing and trading
 32     Realized margins on delivered commodities
          other than electricity (a)                                    (5)            1           (4)           (1)           (9)
 33     Prior period mark-to-market (gains) losses on
          contracts delivered during current period (a)                 --            --          (17)           (2)           (2)
 34     Change in mark-to-market for future-period deliveries            7            25           10           (11)           14
                                                                  --------      --------     --------      --------      --------
 32     Total other marketing and trading                                2            26          (11)          (14)            3
                                                                  --------      --------     --------      --------      --------
 36   Transmission for others                                            3             4            4             4            15
 37   Other miscellaneous services                                       4             8            8             7            27
                                                                  --------      --------     --------      --------      --------
 38       Total electric operating revenues                       $    415      $    652     $  1,252      $    638      $  2,957
                                                                  ========      ========     ========      ========      ========

      ELECTRIC SALES (GWH)

      Retail sales
 39     Residential                                                  1,877         2,370        3,506         2,028         9,781
 40     Business                                                     2,736         3,379        3,674         2,965        12,754
                                                                  --------      --------     --------      --------      --------
 41       Total retail                                               4,613         5,749        7,180         4,993        22,535
                                                                  --------      --------     --------      --------      --------
      Wholesale electricity delivered
 42     Traditional contracts                                          331           391          537           351         1,610
 43     Retail load hedge management                                   232           585        5,155           702         6,674
        Marketing and trading -- delivered
 44       Generation sales other than native load                      396           215          163           720         1,494
 45       Electricity trading                                        1,294         1,803        4,073         2,089         9,259
 46       Other delivered electricity                                  735           601          665           960         2,961
                                                                  --------      --------     --------      --------      --------
 47       Total delivered marketing and trading                      2,425         2,619        4,901         3,769        13,714
                                                                  --------      --------     --------      --------      --------
 48     Total delivered wholesale electricity                        2,988         3,595       10,593         4,822        21,998
                                                                  --------      --------     --------      --------      --------
 49       Total electric sales                                       7,601         9,344       17,773         9,815        44,533
                                                                  ========      ========     ========      ========      ========

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 38 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 33 are included in lines 29 and 32. For example, line 33 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. Lines 29 and 32 include amounts totaling $2 million of realized revenues for the year 2000.

See Glossary of Terms.                                               Page 2 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                        1ST QTR    2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR
----                                                        -------    -------    -------    -------   ----------
      MARKETING AND TRADING
        PRETAX GROSS MARGIN ANALYSIS
        (DOLLARS IN  MILLIONS)

      REALIZED AND MARK-TO-MARKET COMPONENTS
      Current Period Effects
        Realized margin on delivered commodities
          Electricity
 50         Generation sales other than native load          $   2      $   6      $   7      $  39      $  54
 51         Other electricity marketing and trading (a)          3         28         33          5         69
                                                             -----      -----      -----      -----      -----
 52         Total electricity                                    5         34         40         44        123
 53       Other commodities (a)                                 (5)         1         (4)        (1)        (9)
                                                             -----      -----      -----      -----      -----
 54       Total realized margin                                 --         35         36         43        114
                                                             -----      -----      -----      -----      -----
        Prior-period mark-to-market (gains) losses on
          contracts delivered during current period (b)
 55         Electricity (a)                                     --         --        (18)        (2)        (2)
 56         Other commodities (a)                               --         --          1         --         --
 57     Charge related to trading activities with Enron
          and its affiliates                                    --         --         --         --         --
                                                             -----      -----      -----      -----      -----
 58     Subtotal                                                --         --        (17)        (2)        (2)
                                                             -----      -----      -----      -----      -----
 59     Total current period effects (b)                        --         35         19         41        112
                                                             -----      -----      -----      -----      -----
      Change in mark-to-market gains (losses) for
        future period deliveries (b)
 61       Electricity                                            2         27          6        (10)         7
 61       Other commodities                                      5         (2)         4         (1)         7
                                                             -----      -----      -----      -----      -----
 62       Total future period effects                            7         25         10        (11)        14
                                                             -----      -----      -----      -----      -----
 63   Total gross margin                                     $   7      $  60      $  29      $  30      $ 126
                                                             =====      =====      =====      =====      =====

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 59 and in line 63 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 55 are included in line 51. The opposites of amounts included in line 56 are included in line 53. For example, line 55 shows that a prior-period mark-to-market gain of $2 million was transferred to "realized" for the total year 2000. A $2 million realized gain is included in the $69 million on line 51 for the total year 2000.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.                                               Page 3 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                        1ST QTR   2ND QTR    3RD QTR    4TH QTR   TOTAL YEAR
                                                            -------   -------    -------    -------   ----------
      MARKETING AND TRADING
        PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
        (DOLLARS IN  MILLIONS)

      BY COMMODITY SOLD OR TRADED

 64   Electricity                                                7        61         28         31        127
 65   Natural gas                                               --        (1)         3          4          6
 66   Coal                                                      --        --         (2)        --         (2)
 67   Emission allowances                                       --        --         --         (5)        (5)
 68   Other                                                     --        --         --         --         --
                                                             -----     -----      -----      -----      -----
 69     Total gross margin                                   $   7     $  60      $  29      $  30      $ 126
                                                             =====     =====      =====      =====      =====

      BY PINNACLE WEST ENTITY

      Parent company marketing and trading division
 70     Generation sales other than native load              $  --     $  --      $  --      $  --      $  --
 71     Other marketing and trading                             --        --         --         (2)        (2)
      APS
 72     Generation sales other than native load                  2         6          7         39         54
 73     Other marketing and trading                              5        54         22         (7)        74
      Pinnacle West Energy
 74     Generation sales other than native load                 --        --         --         --         --
 75     Other marketing and trading                             --        --         --         --         --
      APS ES
 76     Other marketing and trading                             --        --         --         --         --
                                                             -----     -----      -----      -----      -----
 77     Total gross margin before income taxes               $   7     $  60      $  29      $  30      $ 126
                                                             =====     =====      =====      =====      =====

See Glossary of Terms.                                               Page 4 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                            1ST QTR      2ND QTR      3RD QTR      4TH QTR    TOTAL YEAR
                                                -------      -------      -------      -------    ----------
      AVERAGE ELECTRIC CUSTOMERS

      Retail customers
 78     Residential                             746,528      742,485      746,742      761,386      749,285
 79     Business                                 92,667       93,343       94,479       96,024       94,128
                                                -------      -------      -------      -------      -------
 80       Total                                 839,195      835,828      841,221      857,410      843,413
 81   Wholesale customers                            67           67           67           67           67
                                                -------      -------      -------      -------      -------
 82       Total customers                       839,262      835,895      841,288      857,477      843,480
                                                =======      =======      =======      =======      =======

 83   Customer Growth (% over prior year)           4.0%         4.1%         4.1%         4.2%         4.1%

      RETAIL ELECTRIC SALES (GWH) -
        WEATHER NORMALIZED

 84   Residential                               1,933        2,218        3,393        1,926        9,470
 85   Business                                  2,736        3,276        3,626        3,005       12,643
                                              -------      -------      -------      -------      -------
 86       Total                                 4,669        5,494        7,019        4,931       22,113
                                              =======      =======      =======      =======      =======

      RETAIL ELECTRICITY USAGE
        (KWH/AVERAGE CUSTOMER)

 87   Residential                               2,514        3,192        4,695        2,664       13,054
 88   Business                                 29,525       36,200       38,887       30,878      135,496

      RETAIL ELECTRICITY USAGE -
        WEATHER NORMALIZED
        (KWH/AVERAGE CUSTOMER)

 89   Residential                               2,589        2,987        4,544        2,530       12,639
 90   Business                                 29,525       35,096       38,379       31,294      134,317

      ELECTRICITY DEMAND (MW)

 91   System peak demand                        3,315        5,095        5,478        4,331        5,478

See Glossary of Terms.                                               Page 5 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                    1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR
                                         ------      ------      ------      ------    ----------
      ENERGY SOURCES (GWH)

      Generation production
 92     Nuclear                           2,325       2,090       2,348       2,078       8,841
 93     Coal                              2,828       3,163       3,343       3,175      12,509
 94     Gas, oil and other                  323         526       1,046         889       2,784
                                         ------      ------      ------      ------      ------
 95       Total                           5,476       5,779       6,737       6,142      24,134
                                         ------      ------      ------      ------      ------
      Purchased power
 96     Firm load                            51         819       1,550          95       2,515
 97     Marketing and trading             2,261       2,989       9,893       3,750      18,893
                                         ------      ------      ------      ------      ------
 98       Total                           2,312       3,808      11,443       3,845      21,408
                                         ------      ------      ------      ------      ------
 99       Total energy sources            7,788       9,587      18,180       9,987      45,542
                                         ======      ======      ======      ======      ======

      POWER PLANT PERFORMANCE

      Capacity Factors
100     Nuclear                              98%         88%         98%         87%         93%
101     Coal                                 76%         85%         88%         84%         83%
102     Gas, oil and other                   13%         21%         40%         34%         27%
103     System average                       63%         67%         77%         70%         69%

      Generation Capacity Out of Service
      and Replaced for Native Load
      (average MW/day)
104     Nuclear                              27         129          21         143          80
105     Coal                                223         124          85         187         155
106     Gas                                   8          43          16          20          22
107       Total                             258         296         122         350         257

108     Generation Fuel Cost ($/MWh)     $10.65      $12.69      $14.77      $16.28      $13.72

See Glossary of Terms.                                               Page 6 of 7

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2000

Line                                                  1ST QTR     2ND QTR     3RD QTR     4TH QTR    TOTAL YEAR
                                                       ------      ------      ------      ------    ----------
      ENERGY MARKET INDICATORS (A)

      Electricity Average Daily Spot Prices ($/MWh)
        On-Peak
109       Palo Verde                                   $30.52      $90.49      $170.40     $154.33     $111.44
110       SP15                                         $31.40      $82.67      $152.74     $162.59     $107.35
        Off-Peak
111       Palo Verde                                   $22.97      $31.91      $61.48      $95.72      $53.02
112       SP15                                         $24.52      $32.45      $66.28      $119.72     $60.74

      WEATHER INDICATORS

      Actual
113     Cooling degree-days                                71       1,712       2,547         253       4,583
114     Heating degree-days                               459           9          --         500         968
115     Average humidity                                   37%         23%         29%         46%         34%
      10-Year Averages
116     Cooling degree-days                                71       1,458       2,454         398       4,381
117     Heating degree-days                               556          35          --         435       1,026
118     Average humidity                                   45%         25%         34%         40%         36%

      ECONOMIC INDICATORS

      Building Permits -- Metro Phoenix (b)
119     Single-family                                   8,163       9,605       8,331       6,410      32,509
120     Multi-family                                    3,208       2,651       2,417       1,952      10,228
                                                       ------      ------      ------      ------      ------
121       Total                                        11,371      12,256      10,748       8,362      42,737
                                                       ======      ======      ======      ======      ======

      Arizona Job Growth (c)
122     Payroll job growth (% over prior year)            4.4%        4.0%        3.9%        3.4%        3.9%
123     Unemployment rate (%, seasonally adjusted)        4.1%        3.9%        3.8%        3.7%        3.9%

----------
Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security

See Glossary of Terms.                                               Page 7 of 7